UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WORKHORSE GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

This Schedule 14A filing consists of communications from Workhorse Group Inc. (“Workhorse” or the “Company”), to the Company’s employees, customers, partners and analysts relating to the Agreement and Plan of Merger, dated August 15, 2025, by and among the Company, Motiv Power Systems, Inc., a Delaware corporation (“Motiv”), Omaha Intermediate 2, Inc., a Delaware corporation, Omaha Intermediate, Inc., a Delaware corporation, and Omaha Merger Subsidiary, Inc., a Delaware corporation (the “Merger Agreement”).

The following infographic was made available to the Company’s stakeholders on August 15, 2025:

MOTIV Electric Trucks + WORKHORSE™

Combining to Create a Leading North American Medium-Duty Electric Truck OEM

CREATING VALUE BY OFFERING BROADER PORTFOLIO OF HIGH PERFORMING COMMERCIAL EVs AT LOWER UNIT COSTS

Positioned for Rapid Innovation and Scalable Growth

- Motiv's diverse product portfolio and top fleet relationships plus Workhorse's proven vehicles, manufacturing capabilities and national dealer network expected to create platform for long-term growth

Combined Scale and Strengths to Reduce Unit Costs

- Enabled to compete more effectively with industry's pure-play electric and legacy OEMs and capitalize on new opportunities to serve more customers with more competitively advantaged electric offering than gas/diesel trucks and buses on TCO basis

Significant Synergy Opportunities

- Potential to achieve at least $20M of cost synergies, including through R&D, G&A, and facility cost-reductions by the end of 2026
- Product and engineering approach to use software, hardware and IP to pursue additional cost savings and enhance technology baseline and privide best-in-class customer experience

Strong Financial Foundation

- Strengthens financial position and creates opportunities for margin expansion, enabling greater flexibility to pursue future growth initiatives
- Intended to better position combined company to raise additional capital post-close with simplified capital structure

Complementary Customer Bases

- Combined company positioned to lead next phase of large-scale adoption via existing commercial relationships with most likely early scalers

BY THE NUMBERS

$23B

Medium-duty electric truck segment[1] targeted by combined portfolio of high-performing Class 4-6 trucks

5,000 trucks per year

Expected manufacturing capacity of Union City, Indiana production facility

10 of North America's largest medium-duty fleets[2]

Combined customer base with low overlap and significant repeat purchases

$45M+

In new funding, including $25M to Workhorse in the near-term and $20M to the combined company post-close

1. Represents 2025 annual forecast of registrations as of April 2024 per S&P Global Mobility for NTEA US Commercial Vehicle Market Report, multiplied by an assumed $100,000 value per truck.
2. Valgen and Motiv internal data.

TRANSACTION OVERVIEW

STRUCTURE AND FINANCING

Combining Motiv and Workhorse

Motiv to merge with newly created Workhorse subsidiary

~62.5% initially owned by Motiv's controlling investor[3]

~26.5% maintained by Workhorse shareholders[3]

Transactions value combined company at **~$105M**[4]

Providing near-term liquidity to Workhorse and simplifying capital structure

$20M sale leaseback for Workhorse's Union City facility

$5M secured, convertible note financing

Proceeds used to support Workhorse through close and provide capital to pay down debt owed to Workhorse's senior secured lender

Obtaining new financing for the combined company to fuel go forward plans

~$20M in debt financing expected to be provided by entities affiliated with Motiv's controlling investor upon closing; ~$10M available in revolving credit facility and $10M available to fund manufacturing costs associated with purchase orders of combined company in ABL facility combined company will seek to raise additional equity financing post-closing to drive go forward strategic direction

TIMING AND APPROVALS

- Expected closing in Q4 2025
- Subject to Workhorse shareholder approval and other customary closing conditions, including the debt financing commitment

LEADERSHIP



Scott Griffith
Current Motiv CEO, expected to to serve as combined company CEO



Rick Dauch
Current Workhorse CEO, expected to to serve as Advisor

3. Workhorse's existing senior secured lender will have rights to receive common stock that represent approximately 11%. All ownership amounts are subject to certain potential adjustments and additional future dilution. Additional information regarding Workhorse's agreement with its secured lender and select other parties will be available in the Company's SEC filings.
4. On an as-converted basis and inclusive of the value of the sale leaseback transaction and the convertible note transaction that were consummated in connection with signing.

Additional Information and Where to Find It In connection with the proposed transaction, Workhorse intends to file with the SEC a Proxy Statement on Schedule 14A (the “Proxy Statement”). Workhorse may also file other relevant documents with the SEC regarding the transactions described herein. This document is not a substitute for the Proxy Statement or any other document that Workhorse may file with the SEC. Any Definitive Proxy Statement (if and when available) will be mailed to shareholders of Workhorse. SHAREHOLDERS OF WORKHORSE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS DESCRIBED HEREIN, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT WORKHORSE, THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, AND RELATED MATTERS. Shareholders will be able to obtain a free copy of the Proxy Statement (if and when available) and other relevant documents once such documents are filed with the SEC from the SEC’s website at www.sec.gov, or by directing a request by mail to Workhorse Group Inc., 3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241, or from the Workhorse’s website at www. ir.workhorse.com. Participants in the Solicitation Workhorse and certain of its directors and officers may be deemed to be “participants” in the solicitation of proxies in respect of the proposed transaction. Information concerning the directors and officers of the Company and interests of the persons who may be considered “participants” in the solicitation is set forth in Amendment No. 1 to Workhorse’s Annual Report on Form 10 - K for the year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, filed with the SEC on April 30, 2025, and available at https:// www.sec.gov/ ix?doc=/Archives/edgar/data/1425287/000121390025037631/ea0239686 - 10ka1_workhorse.htm. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents can be obtained, without charge, at the SEC’s website at www.sec.gov, or by directing a request to Workhorse at the address above, or at www.ir.workhorse.com. Cautionary Note Regarding Forward - Looking Statements The information provided herein contains “forward - looking statements” within the meaning of Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included or incorporated by reference in this communication, including, among other things, statements regarding the proposed merger transaction between Workhorse and Motiv, future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of the combined company’s operations or operating results are forward - looking statements. Forward - looking statements may be identified by the use of the words “believe”, “plan”, “expect”, “estimate”, “budget”, “schedule”, “forecast”, “intend”, “anticipate”, “target”, “project”, “contemplate”, “predict”, “potential”, or “continue”, and similar words or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might”, “will” or “will be taken”, “occur” or “be achieved”. However, the absence of these words does not mean that the statements are not forward - looking. Where, in any forward - looking statement, Workhorse expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward - looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond the parties’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward - looking statements. The following risks and uncertainties, among others, could cause actual results or events to differ materially from those described in forward - looking statements: the parties’ ability to successfully integrate their businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits and synergies of the proposed transaction may not be fully achieved in a timely manner, or at all; the risk associated with Workhorse’s ability to obtain the approval of its shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; unanticipated difficulties, liabilities or expenditures relating to the transaction; the effect of the announcement, pendency or completion of the proposed transaction on the parties’ business relationships and business operations generally; the effect of the announcement or pendency of the proposed transaction on Workhorse’s common stock prices and uncertainty as to the long - term value of the combined company’s common stock; risks that the proposed transaction disrupts current plans and operations of the parties and their respective management teams and potential difficulties in hiring or retaining employees as a result of the proposed transaction; our ability to develop and manufacture our product portfolio, including the W4 CC, W750, and W56 and other programs; our ability to attract and retain customers for our existing and new products; ongoing and anticipated changes in the U.S. political environment, including those resulting from the new Presidential Administration, control of Congress, and changes to regulatory agencies; the implementation of changes to the existing tariff regime by the new Presidential Administration and measures taken in response to such tariffs by foreign governments; risks associated with obtaining orders and executing upon such orders; the unavailability, reduction, elimination or adverse application of government subsidies and incentives or any challenge to or failure by the federal government, states or other governmental entities to adopt or enforce regulations such as the California Air Resource Board’s Advanced Clean Fleet regulation; changes in attitude toward environmental, social, and governance matters among regulators, investors, and parties with which we do business; supply chain disruptions, including constraints on steel, semiconductors and other material inputs and resulting cost increases impacting us, our customers, our suppliers or the industry; our ability to capitalize on opportunities to deliver products to meet customer requirements; our limited operations and need to expand and enhance elements of our production process to fulfill product orders; our general inability to raise additional capital to fund our operations and business plan; our ability to receive sufficient proceeds from our current and any future financing arrangements to meet our immediate liquidity needs and the potential costs, dilution and restrictions resulting from any such financing; our ability to maintain compliance with the listing requirements of the Nasdaq and the impact of any steps we have taken, including reverse splits of our common stock, on our operations, stock price and future access to funds; our ability to protect our intellectual property; market acceptance of our products; our ability to obtain sufficient liquidity from operations and financing activities to continue as a going concern and, our ability to control our expenses; the effectiveness of our cost control measures and impact such measures could have on our operations, including the effects of furloughing employees; potential competition, including without limitation shifts in technology; volatility in and deterioration of national and international capital markets and economic conditions; global and local business conditions; acts of war (including without limitation the conflicts in Ukraine and the Middle East) and/or terrorism; the prices being charged by our competitors; our inability to retain key members of our management team; our inability to satisfy our customer warranty claims; the outcome of any regulatory or legal proceedings, including with Coulomb Solutions Inc.; our ability to realize the benefits of the sale and leaseback transaction of our Union City Facility; and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission (“SEC”). Additional information on these and other factors that may cause actual results and Workhorse’s performance to differ materially is included in Workhorse’s periodic reports filed with the SEC, including, but not limited to, Workhorse’s Annual Report on Form 10 - K for the year ended December 31, 2024, including those factors described under the heading “Risk Factors” therein, and Workhorse’s subsequent Quarterly Reports on Form 10 - Q. Copies of Workhorse’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Workhorse. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward - looking statements. Readers are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made. These forward - looking statements are made only as of the date hereof, and Workhorse undertakes no obligations to update or revise the forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. No Offer or Solicitation This communication is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.